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                                                                   EXHIBIT 10.56

VIA FACSIMILE: (303) 268-5251

December 22, 2000



Mr. David Taylor, President
ORICA USA Inc.
9781 South Meridian Boulevard
Englewood, Colorado 80112

         RE:      Letter of Intent

Dear David:

         This Letter of Intent is to confirm that ORICA USA Inc. ("ORICA") intends to purchase certain assets of El Dorado Chemical Company ("EDC"), and EDC intends to sell to ORICA certain fixed assets used to service customers of EDC who purchase low density ammonium nitrate from EDC. The total purchase price for the fixed assets is to be approximately $3.9 million. Inventory values are to be negotiated. Such purchase is subject to definitive agreements to be signed by the parties, which shall include, among other items, agreements for ORICA to continue to service certain of EDC's customers with low density ammonium nitrate, and EDC to supply to ORICA ammonium nitrate, and various regulatory and corporate approvals.

         The parties intend to finalize a definitive agreement on or before December 29, 2000.


                                                  By:
                                                     ---------------------------
                                                      El Dorado Chemical
Company
AGREED to:


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ORICA USA Inc.

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December 22, 2000

Jim Wewers, President
El Dorado Chemical Company
Box 1373
Oklahoma City, OK  73101

Dear Jim:

With respect to the Letter of Intent entered into by El Dorado Chemical Company and Orica USA Inc. dated December 22, this will confirm our agreement that the Letter of Intent;

         a) is non-binding, and;

         b) is subject to the approval of the Boards of Directors of both companies, and;

         c) is subject to the parties developing and implementing a satisfactory plan to transaction service to certain of EDC's customers, and;

         d) contemplates an effective date of December 29, 2000, which may be different from the actual date of closing, and;

         e) and its terms and conditions are confidential and no public release will be made of either the letter of intent or this transaction without the consent of both parties.

Please signify your agreement by signing and returning one copy of this letter.

Yours truly,

ORICS USA Inc.


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David P. Taylor

Agreed to:
El Dorado Chemical Company


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James L. Wewers